Exhibit 31.3

Rule 13a-14(a) Certification of Vice President of Accounting

I, James R. Edmondson, certify that:

1.	I have reviewed this quarterly report on Form 10-Q of Highlands Bankshares, Inc. for the quarter ended June 30, 2010.
2.
Based on my  knowledge,  this  report  does not  contain any untrue statement of a material fact or omit to state a material fact  necessary to make the statements made, in light of the  circumstances  under which such statements were made,  not  misleading  with  respect to the period  covered by this report;

3.
Based on my  knowledge,  the  financial  statements,  and  other  financial information  included  in this  report,  fairly  present in all  material respects the financial  condition,  results of operations  and cash flows of the registrant as of, and for, the periods presented in this report;

4.
The registrant's  other  certifying  officers  and  I are  responsible  for establishing and maintaining  disclosure  controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-a5(f)) for the registrant and have:

a)
designed  such  disclosure  controls  and  procedures,  or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant,  including its consolidated  subsidiaries,  is made  known to us by  others  within  those entities,  particularly  during the period in which this   report is being prepared;

b)
designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

c)
evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our  conclusions  about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

d)
disclosed  in  this   report  any  change  in the  registrant's internal  control  over  financial reporting  that  occurred  during  the registrant's most recent fiscal quarter (the registrant’s fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect,  the registrant's  internal control  over financial reporting; and

5.
The registrant's other certifying  officers and I have disclosed,  based on our most recent evaluation of internal control over financial reporting,  to the registrant's  auditors  and the audit  committee  of the  registrant's  board of directors (or persons performing the equivalent functions):

a)
all significant  deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely  affect the  registrant's  ability to record,  process, summarize and report financial information; and

b)	any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.

Company Name

Date: August 12, 2010	By:	/s/James R. Edmondson
James R. Edmondson
Vice President of Accounting